Exhibit 10.3

FIRST AMENDMENT TO

SPONSOR SUPPORT AND LOCK-UP AGREEMENT AND DEED

This FIRST AMENDMENT TO SPONSOR SUPPORT AND LOCK-UP AGREEMENT AND DEED (this “Amendment”) is made as of June 14, 2023, by and among VinFast Auto Pte. Ltd. (Company Registration Number: 201501874G), a private limited company incorporated in Singapore, having its registered office at 61 Robinson Road, #06-01 61 Robinson Road, Singapore 068893 (the “Company”), Black Spade Acquisition Co, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“BSAQ”) and Black Spade Sponsor LLC, a limited liability company registered under the laws of the Cayman Islands (the “Sponsor”), and amends that certain Sponsor Support and Lock-Up Agreement and Deed, dated as of May 12, 2023 (the “Sponsor Support Agreement”), by and among the Company, BSAQ, Sponsor and other parties thereto. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Sponsor Support Agreement.

WHEREAS, the parties to the Sponsor Support Agreement including the Company, BSAQ and the Sponsor, in its own capacity and as the lawful attorney and proxy for each Sponsor Party, wish to enter into this Amendment to amend the Sponsor Support Agreement pursuant to Section 5.10 thereof and Section 12.11 of the Business Combination Agreement, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment to the Sponsor Support Agreement. Effective as of the date of this Amendment, Section 5.5(b) of the Sponsor Support Agreement is hereby amended and restated in its entirety as follows:

“(b) any other working capital loans from (or working capital payables to) the Sponsor or Sponsor Parties to BSAQ, including the $205,000 incurred as of March 31, 2023, and any further incurrence between the date of this Agreement and the Closing, shall be forgiven and no repayment or conversion of such outstanding amounts shall be effected during the term of this Agreement or pursuant to the Business Combination Agreement; provided that to the extent any such working capital loans from (or working capital payables to) the Sponsor or Sponsor Parties to BSAQ and used by BSAQ (or on its behalf) for payment of costs and expenses that are required to be borne and paid by the Company pursuant to Section 12.06 of the Business Combination Agreement (as evidenced by all necessary supporting documentation as the Company may reasonably request), such amounts shall be paid within three (3) Business Days from the Closing Date by the Company to the Sponsor and/or Sponsor Parties, as applicable, in full in cash by wire transfer of immediately available funds to the bank account(s) designated by the Sponsor and/or Sponsor Parties, as applicable, at least three (3) Business Days prior to the Closing Date.”

2.    Effect of Amendment. Except as amended herein, the provisions of the Sponsor Support Agreement remain unchanged and in full force and effect in accordance with their terms. On and after the date hereof, each reference in the Sponsor Support Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Sponsor Support Agreement as amended or otherwise modified by this Amendment. Notwithstanding the foregoing, references to the phrases “the date of this Agreement” or “the date hereof”, wherever used in the Sponsor Support Agreement, as amended by this Amendment, shall mean May 12, 2023.

3.    Construction. This Amendment shall be governed by all provisions of the Sponsor Support Agreement, as amended by this Agreement, unless context requires otherwise, including all provisions concerning construction, enforcement and governing law. For the avoidance of doubt, Section 5.10 of the Sponsor Support Agreement is hereby incorporated by reference and shall apply to this Amendment mutatis mutandis.

4.    Entire Agreement. This Amendment and the Sponsor Support Agreement constitute the entire agreement between the parties on the subject matter contained herein and therein. In the event of a conflict between the terms of the Sponsor Support Agreement and this Amendment, the terms of this Amendment shall prevail solely as to the subject matter contained herein.

5.    Counterparts. This Amendment may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

[Signature Pages Follow]

IN WITNESS WHEREOF, each party has duly executed this Amendment, all as of the date first written above, as a Deed.

EXECUTED AS A DEED for and on behalf of:

VINFAST AUTO PTE. LTD.

By:	/s/ NGUYEN THI VAN TRINH
Name:	NGUYEN THI VAN TRINH
Title:	DIRECTOR

In the presence of:

Witness:	/s/ PEGGY CHUA LAY LING
Name:	PEGGY CHUA LAY LING
Title:	SENIOR ASSISTANT TO DIRECTOR

[Signature Page to First Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, each party has duly executed this Amendment, all as of the date first written above, as a Deed.

EXECUTED AS A DEED for and on behalf of:

BLACK SPADE ACQUISITION CO

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Chairman and Co-Chief Executive Officer

In the presence of:

Witness:	/s/ Shing Joe Kester Ng
Name:	Shing Joe Kester Ng
Title:	Director and Co-Chief Executive Officer

[Signature Page to First Amendment to Sponsor Support Agreement]

IN WITNESS WHEREOF, each party has duly executed this Amendment, all as of the date first written above, as a Deed.

EXECUTED AS A DEED for and on behalf of:

BLACK SPADE SPONSOR LLC

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Manager

In the presence of:

Witness:	/s/ Shing Joe Kester Ng
Name:	Shing Joe Kester Ng

[Signature Page to First Amendment to Sponsor Support Agreement]